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TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
READY FOR DELIVERY

                           [LOGO]                             COMMON STOCK
NUMBER
PCA

       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             CUSIP 695156 10 9
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


     THIS CERTIFIES that





     IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE
                  OF PACKAGING CORPORATION OF AMERICA
(the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


                                   [SEAL]
     Chief Financial Officer                      Chairman of the Board
          and Secretary                        and Chief Executive Officer


                                              COUNTERSIGNED AND REGISTERED:
                                               FIRST CHICAGO TRUST COMPANY
                                                       OF NEW YORK






                                                      TRANSFER AGENT
                                                       AND REGISTRAR

                                                    AUTHORIZED SIGNATURE


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                     PACKAGING CORPORATION OF AMERICA

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

 TEN COM - as tenants in common     UNIF GIFT MIN ACT - ......  Custodian......
                                                          (Cust)        (Minor)
 TEN ENT - as tenants by the entireties
                                                  under Uniform Gifts to Minors
 JT TEN  - as joint tenants with right of
           survivorship and not as             Act.............................
           tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list.

For value received________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                         ZIP CODE OF ASSIGNEE)

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-------------------------------------------------------------------------Shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                      ---------------------------------------------------------

Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
       -----------------------------    -----------------------------------
                                                  (Signature)

Signature(s) Guaranteed:

-------------------------------------   -----------------------------------
SIGNATURE(S) SHOULD BE GUARANTEED        THE SIGNATURE(S) TO THIS ASSIGNMENT
BY AN ELIGIBLE GUARANTOR INSTITUTION     MUST CORRESPOND WITH THE NAME(S) AS
(BANKS, STOCKBROKERS, SAVINGS AND LOAN   WRITTEN UPON THE FACE OF THE
ASSOCIATIONS AND CREDIT UNIONS WITH      CERTIFICATE IN EVERY PARTICULAR
MEMBERSHIP IN AN APPROVED SIGNATURE      WITHOUT ALTERATION OR ENLARGEMENT
GUARANTEE MEDALLION PROGRAM), PURSUANT   OR ANY CHANGE WHATEVER.
TO S.E.C. RULE 17ADI5